DELAWARE POOLED® TRUST

Macquarie Core Plus Bond Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus dated February 28, 2019

Effective immediately, the following portfolio manager is added to the chart in the section of the Prospectus entitled “Portfolio summary – Macquarie Core Plus Bond Portfolio - Who manages the Portfolio? – Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Daniela Mardarovici, CFA	Division Director, Co-Head of Multisector/Core Plus Fixed Income	March 2019

Effective immediately, the following biography is added to the section of the Prospectus entitled “Management of the Trust – Portfolio Managers”:

Daniela Mardarovici, CFA
Division Director, Co-Head of Multisector/Core Plus Fixed Income — Macquarie Core Plus Bond Portfolio
Daniela Mardarovici joined Macquarie Investment Management (MIM) in March 2019 as co-head of the firm’s multisector and core plus strategies. Prior to joining the firm, she spent more than 13 years at BMO Global Asset Management as a senior portfolio manager. Since 2014, she was a member of the management committee of TCH, BMO’s US fixed income group, and helped lead business strategy and development efforts. Mardarovici was also responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 19, 2019.